As filed with the Securities and Exchange Commission on September 8, 2008

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-09035

The Barrett Funds
(Exact name of registrant as specified in charter)

90 Park Avenue, New York, NY 10016
(Address of principal executive offices) (Zip code)

Peter H. Shriver, President
 Barrett Associates, Inc.
90 Park Avenue, New York, NY 10016
(Name and address of agent for service)

212-983-5080
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2008

Item 1. Report to Stockholders.

BARRETT

GROWTH FUND

Letter to
Shareholders
July 29, 2008

Dear Shareholders:

The Barrett Growth Fund (the “Fund”) declined 2.57% during the final fiscal quarter for 2008 ending on June 30th, slightly outperforming the S&P 500® Index loss of 2.73%.  Despite a difficult fiscal year for the Fund, down 8.78%, we managed to outperform the S&P 500 return, down 13.12%, by a comfortable margin. Conversely, the Fund’s performance lagged its peer group, the Lipper Large-Cap Growth Fund Index, for the quarter and over the past twelve months. The Fund continues to lead its Lipper peers since inception.

	Total Return		Average Annual Total Returns
	Fourth Quarter	One-Year	Five-Year	Since Inception
	4/01/08-6/30/08	7/01/07-6/30/08	7/01/03-6/30/08	12/29/98-6/30/08
Barrett Growth Fund	-2.57%	-8.78%	6.23%	1.26%
Lipper Large-Cap Growth	1.04%	-4.21%	7.58%	-0.67%
Funds Index[1]
S&P 500® Index[2]	-2.73%	-13.12%	7.24%	1.97%

The performance data quoted represents past performance, which does not guarantee future results.  Current performance may be lower or higher than the performance shown.  The investment return and principal value of an investment will fluctuate so that an  investor’s shares, when redeemed, may be worth more or less than their original cost.  Performance data current to the most recent month end may be obtained by calling (877) 363-6333 toll free. Calculations assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.
Performance would have been lower if fees had not been waived and if expenses had not been reimbursed in various periods.  Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The gross expense ratio for the Fund is 2.42% for the fiscal year ended June 30, 2008.  Gross expenses are the Fund’s total annual operating expenses as of the date of the Fund’s most current prospectus and do not reflect fee waivers or reimbursements under the expense limitation agreement between the Fund and its Manager.  These expenses include management fees, 12b-1 distribution and service fees, and other expenses.

Net expenses are the Fund’s total annual operating expenses as of the date of the Fund’s most current prospectus and reflect contractual fee waivers and/or reimbursements.  The Fund’s Manager has contractually agreed to waive fees and/or reimburse operating expenses until October 31, 2008 to limit total annual operating expenses to 1.25% of the Fund’s average daily net assets.

1
The Lipper Large-Cap Growth Funds Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the 30 largest mutual funds within the Growth Funds category, as reported by Lipper. An index is unmanaged.  Investors cannot invest directly in an index.

2
The S&P 500® Index is a capitalization-weighted index of five hundred large capitalization stocks, which is designed to measure broad domestic securities markets.  The performance of the S&P 500® Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment advisory fees. An index is unmanaged.  Investors cannot invest directly in an index.

BARRETT

GROWTH FUND

The Quarter and Year in Review

The US equity market got off to a solid start this quarter but gains were quickly erased by the end of June.  Fears regarding the impact of rising oil prices, inflation, and the greater than expected problems in the financial sector came to the forefront, sending most major stock markets into negative territory by the end of the period. The Dow Jones Industrial Average declined 6.85% during the quarter and was off 19.8% from its record high in October 2007. In an effort to stimulate growth, the Federal Reserve cut the Fed Funds rate to 2% during the quarter. This was the 7th consecutive rate cut from the Fed and probably the last for now, as the Fed has shifted its focus to fighting inflation.

The past twelve months have been tough for the equity markets. Thus far, the US economy has managed to avoid an official recession, as defined by two consecutive quarters of negative GDP growth. However, most American consumers, grappling with gasoline at $4 a gallon, rising inflation, fewer jobs and deflating home prices, are feeling that a recession has already arrived.  This state of affairs has sent the Consumer Confidence Index, which measures consumers’ optimism on the state of the economy, to a 15-year low. Yet despite all of these headwinds, the US economy has managed to eke out a little growth, showing the diversification and resilience of our economy.

Performance Review

The five top and bottom performing equities contributing to returns during the quarter ending June 30, 2008 are shown below:
Top Performers*			Bottom Performers*
	Percentage			Percentage
	Change			Change
1. Schlumberger Ltd.	23.74%	1.	Nokia Corporation ADR	-21.42%
2. Accenture Ltd.	15.78%	2.	Yahoo, Inc	-25.36%
3. XTO Energy, Inc.	10.95%	3.	State Street Corp.	-18.70%
4. Adobe Systems	10.68%	4.	L-3 Communications	-16.67%
5. Cerner Corporation	21.19%	5.	Veolia Environnement ADR	-18.32%
* Performers are ranked in order of their contribution to return. This is calculated by position size multiplied by the percentage change.

The Portfolio

Sector and Industry returns were wide-ranging, demonstrating the diversity of conditions in the economy. For example, Energy holdings in the S&P 500 were buoyed by higher crude oil prices and returned 16.92%. By contrast, the S&P Financials were down 19% due to much greater than expected losses on investments. In the broad market, the Financials, Industrials and Consumer Discretionary sectors were the weakest performers while Energy, Utilities and Materials were the strongest equity sectors.

BARRETT

GROWTH FUND

The Fund outperformed the S&P 500® Index due to favorable stock selection in the Consumer Discretionary, Industrials and Healthcare sectors and our underweight allocation in the troubled Financials sector. Our Energy investments were up nicely during the quarter, but our performance was negatively impacted owing to less exposure to this sector than the Index.  Consumer Staples and Utilities stocks were our weakest contributors.

The following pie chart is a graphical depiction of the sector weightings of the Fund. As the chart indicates, we remain diversified by sector. The top holdings of the Fund for the quarter are listed below.

**  Cash and cash equivalents

* Portfolio characteristics are as of June 30, 2008, and are subject to change at any time.

Investment Outlook

Despite slowing economic growth and particularly bad news in certain areas like the financial and automotive industries, the US economy has performed much better than many had feared.  We believe there are some sectors that are expected to continue to face strong headwinds in the current environment while others will prosper from their diversified global footprints.  The overall returns for the S&P 500 in the first quarter of 2008 showed a steep decline in earnings growth, off 18% from the previous year. However, it is worth noting that 8 out of the 10 sectors in the S&P 500 actually posted an increase in earnings growth during that quarter.  Furthermore, when excluding the Financial sector, S&P 500 earnings actually grew 8.9% year over year.  This paints a much brighter picture of the health of many US companies.

BARRETT

GROWTH FUND

We believe that a well diversified portfolio of high quality growth companies will provide attractive returns to shareholders over time.  With our focus on strong balance sheets, sustainable business models, and rising earnings, we believe the companies in the Fund have the financial strength to sustain them through this uncertain economic environment and are well positioned to take advantage of new growth opportunities. Thank you for choosing the Barrett Growth Fund.  Please visit us at our website, www.barrettgrowthfund.com.  If you have any questions, please call toll-free (877) 363-6333.

Sincerely,

Peter H. Shriver, CFA	Robert J. Milnamow
President	Lead Portfolio Manager

E. Wells Beck, CFA	Cynthia J. Starke
Portfolio Manager	Portfolio Manager

Investment Risks: All investing entails risks, including the possible loss of principal.  The Fund may invest in foreign securities.  Foreign securities involve special risks not ordinarily associated with U.S. securities, such as currency fluctuations, and changes in political and economic conditions.  The Fund may also invest in mid-capitalization companies, which involve a higher degree of risk and volatility than investments in larger, more established companies.

The outlook and views presented above are those of the Investment Adviser as of 7/29/08, and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates.  Any such views are subject to change at any time based on market or other conditions, and Barrett Associates and Legg Mason Investor Services disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice.  The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed as to its accuracy or completeness.

This information is intended for the shareholders of the Barrett Growth Fund and is not for distribution to prospective investors unless preceded or accompanied by a current prospectus.  Investors should consider the risks, investment objectives, charges and expense of the Fund carefully before investing.  The prospectus contains this and other information about the Fund. Investors should read the prospectus carefully before investing.

Shares of the Barrett Growth Fund are distributed by Legg Mason Investor Services, LLC (Member SIPC/FINRA).  Legg Mason Investor Services, LLC and Barrett Associates, Inc. are both subsidiaries of Legg Mason, Inc.

BARRETT

GROWTH FUND

Expense Example – June 30, 2008

As a shareholder of the Barrett Growth Fund (the “Fund”), you incur ongoing costs, including investment advisory fees; distribution fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (January 1, 2008 – June 30, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees such as the $15.00 fee charged for wire redemptions. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, which, although not charged by the Fund, may be charged by other funds.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	January 1, 2008 to
	January 1, 2008	June 30, 2008	June 30, 2008
Actual	$1,000.00	$ 912.20	$5.94
Hypothetical (5% return per year before expenses)	$1,000.00	$1,018.65	$6.27
* Expenses are equal to the Fund’s annualized expense ratio of 1.25% (which reflects the effect of the Adviser’s fee waiver and expense limitation agreement), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-
half year period).

BARRETT

GROWTH FUND

This chart assumes an initial gross investment of $10,000 made on 12/29/98 (commencement of operations).

The S&P 500® Index is a capitalization-weighted index of five hundred large capitalization stocks, which is designed to measure broad domestic securities markets.  The performance of the S&P 500® Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any fees or expenses.
The Lipper Large-Cap Growth Funds Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the 30 largest mutual funds within the Growth Funds category, as reported by Lipper.

		Average Annual Total Return
		as of June 30, 2008
		One Year	Three Year	Five Year	Since Inception
●	Barrett Growth Fund	(8.78)%	4.15%	6.23%	1.26%
■	S&P 500® Index	(13.12)%	4.41%	7.58%	1.97%
w	Lipper Large-Cap
	Growth Funds Index	(4.21)%	5.58%	7.24%	(0.67)%

RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. IN THE ABSENCE OF FEE WAIVERS AND REIMBURSEMENTS, TOTAL RETURN WOULD BE REDUCED. PAST PERFORMANCE IS NOT
PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

BARRETT

GROWTH FUND

Schedule of Investments
June 30, 2008

		Market
Shares		Value
	COMMON STOCKS - 99.13%
	Advertising - 3.31%
14,000	Omnicom Group, Inc.	$628,320
	Apparel, Accessories &
	Luxury Goods - 4.13%
16,000	Coach, Inc. (a)	462,080
8,000	Gymboree Corporation (a)	320,560
		782,640
	Asset Management &
	Custody Banks - 1.93%
4,000	Franklin Resources, Inc.	366,600
	Biotechnology - 9.55%
10,500	Celgene Corporation (a)	670,635
4,000	Genentech, Inc. (a)	303,600
5,000	Genzyme Corporation (a)	360,100
9,000	Gilead Sciences, Inc. (a)	476,550
		1,810,885
	Communications Equipment - 4.83%
20,500	Nokia OYJ - ADR	502,250
605	Nortel Networks
	Corporation (a)	4,973
3,500	Research In Motion Ltd. (a)	409,150
		916,373
	Computer Hardware - 2.21%
2,500	Apple Computer, Inc. (a)	418,600
	Construction & Engineering - 2.13%
5,000	Jacobs Engineering
	Group, Inc. (a)	403,500
	Consumer Products - 4.76%
7,500	PepsiCo, Inc.	476,925
7,000	Procter & Gamble Company	425,670
		902,595

		Market
Shares		Value
	Data Processing &
	Outsourced Services - 3.09%
14,000	Automatic Data
	Processing, Inc.	$586,600
	Energy - 9.49%
3,500	Exxon Mobil Corporation	308,455
7,500	Schlumberger Ltd.	805,725
10,000	XTO Energy, Inc.	685,100
		1,799,280
	Financial Services - 4.55%
2,000	The Goldman Sachs Group, Inc.	349,800
8,000	State Street Corporation	511,920
		861,720
	Health Care Equipment - 5.38%
6,000	Millipore Corporation (a)	407,160
11,000	Thermo Fisher
	Scientific, Inc. (a)	613,030
		1,020,190
	Health Care Services - 1.43%
6,000	Cerner Corporation (a)	271,080
	Industrial - 6.82%
8,000	Donaldson Company, Inc.	357,120
5,200	L-3 Communications
	Holdings, Inc.	472,524
7,500	United Technologies
	Corporation	462,750
		1,292,394
	Industrial Conglomerates - 3.59%
24,000	Abb Ltd. - ADR (a)	679,680
	Internet Software & Services - 4.69%
1,100	Google, Inc. (a)	579,062

The accompanying notes are an integral part of these financial statements.

BARRETT

GROWTH FUND

		Market
Shares		Value
	Internet Software &
	Services - 4.69% (Continued)
15,000	Yahoo!, Inc. (a)	$309,900
		888,962
	IT Consulting &
	Other Services - 2.58%
12,000	Accenture Ltd.	488,640
	Medical Devices & Services - 4.70%
4,500	Covance, Inc. (a)	387,090
8,000	Stryker Corporation	503,040
		890,130
	Restaurants - 1.78%
6,000	McDonald’s Corporation	337,320
	Semiconductor Equipment - 4.73%
16,000	Intel Corporation	343,680
9,000	MEMC Electronic
	Materials, Inc. (a)	553,860
		897,540
	Software - 5.49%
14,000	Adobe Systems, Inc. (a)	551,460
7,000	Autodesk, Inc. (a)	236,670
12,000	Oracle Corporation (a)	252,000
		1,040,130
	Specialty Chemicals - 2.83%
12,500	Ecolab, Inc.	537,375
	Telecommunications & Data
	Network Equipment - 3.07%
25,000	Cisco Systems, Inc. (a)	581,500

			Market
Shares			Value
		Water Utilities - 2.06%
	7,000	Veolia Environnement
		SA - ADR	$390,950
		Total Common Stocks
		(Cost $16,056,840)	18,793,004

Principal
Amount
		SHORT TERM
		INVESTMENTS - 1.16%
		Variable Rate Demand Notes - 1.16%
$219,046		U.S. Bank, N.A.,
		2.23%, 12/31/2031 (b)	219,046
		Total Short-Term Investments
		(Cost $219,046)	219,046
		Total Investments - 100.29%
		(Cost $16,275,886)	19,012,050
		Liabilities in Excess of
		Other Assets - (0.29)%	(55,562)
		Total Net Assets - 100.00%	$18,956,488

Percentages are stated as a percent of net assets.
ADR	American Depository Receipt
(a)	Non-income producing security.
(b)
Variable rate demand notes are considered short-term obligations and are payable on demand at the market value.  Interest rates change periodically on specified dates.  The rate shown is as of June 30, 2008.

The accompanying notes are an integral part of these financial statements.

BARRETT

GROWTH FUND

ASSETS:
Investments in securities,
at market value
(Cost: $16,275,886)	$19,012,050
Dividends and interest receivable	13,534
Prepaid assets	10,118
Receivable for fund shares sold	5
Other receivables	817
Total assets	19,036,524

LIABILITIES:
Payable to investment adviser	1,004
Payable for fund shares redeemed	600
Accrued distribution
(12b-1) expenses	6,658
Accrued expenses	71,774
Total liabilities	80,036
Net assets applicable to
outstanding capital stock	$18,956,488

NET ASSETS CONSIST OF:
Capital stock	$17,397,610
Accumulated undistributed
net realized loss on investments	(1,177,286)
Unrealized appreciation
on investments	2,736,164
Total net assets	$18,956,488

Shares outstanding (unlimited
shares of $0.001 par value
authorized)	1,725,684

Net asset value, offering and
redemption price per share	$10.98

Statement of Operations
For the Year Ended June 30, 2008

INVESTMENT INCOME:
Dividend income	$209,606
Interest income	23,619
Total investment income	233,225

EXPENSES:
Investment advisory fee	207,609
Legal fees	58,594
Distribution expenses	51,903
Shareholder servicing fees
and expenses	42,028
Administration fees	34,086
Fund accounting fees	24,741
Registration fees	22,570
Trustees fees and expenses	18,934
Audit fees	15,989
Custody fees	7,254
Reports to shareholders	3,910
Other expenses	15,420
Total expenses before
Adviser reimbursement	503,038
Less fees and expenses reimbursed
and waived by Adviser	(243,526)
Net expenses	259,512
Net investment loss	(26,287)

NET REALIZED AND
UNREALIZED GAINS:
Net realized gain on investments	50,212
Net change in unrealized
appreciation on investments	(1,837,020)
Net realized and unrealized
loss on investment securities	(1,786,808)
Net decrease in net assets
resulting from operations	$(1,813,095)

The accompanying notes are an integral part of these financial statements.

BARRETT

GROWTH FUND

Statement of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2008	June 30, 2007
OPERATIONS:
Net investment income (loss)	$(26,287)	$3,654
Net realized gain on investments	50,212	2,069,008
Net change in unrealized appreciation on investments	(1,837,020)	660,716
Net increase (decrease) in net assets resulting from operations	(1,813,095)	2,733,378

DISTRIBUTIONS:
Ordinary Income	(4,685)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,122,527	2,196,062
Proceed from dividends reinvested	4,685	—
Cost of shares redeemed	(1,430,784)	(3,593,933)
Net decrease in net assets from capital share transactions	(303,572)	(1,397,871)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,121,352)	1,335,507

NET ASSETS:
Beginning of year	$21,077,840	$19,742,333
End of year*	$18,956,488	$21,077,840

* Includes undistributed net investment income of $4,685 for the fiscal year ended 2007.

The accompanying notes are an integral part of these financial statements.

BARRETT

GROWTH FUND

Financial Highlights

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:

		Years Ended June 30,
		2008	2007	2006	2005	2004
NET ASSET VALUE
	Beginning of year	$12.04	$10.53	$9.72	$9.39	$8.12
OPERATIONS
	Net investment income (loss)[1]	(0.02)	0.00 [2]	(0.02)	(0.02)	(0.02)
	Net realized and unrealized
	gains (losses) on securities	(1.04)	1.51	0.83	0.35	1.29
	Total from investment operations	(1.06)	1.51	0.81	0.33	1.27
LESS DISTRIBUTIONS
	Distributions from net investment income	0.00 [2]	—	—	—	—
NET ASSET VALUE
	End of year	$10.98	$12.04	$10.53	$9.72	$9.39

Total return		-8.78%	14.34%	8.33%	3.51%	15.64%
Net assets at end of year
	(000s omitted)	$18,956	$21,078	$19,742	$17,926	$17,426
RATIO OF EXPENSES TO
	AVERAGE NET ASSETS
	Before fee waiver and
	expense reimbursement	2.42%	2.51%	2.63%	2.64%	2.79%
	After fee waiver and
	expense reimbursement	1.25%	1.25%	1.25%	1.25%	1.25%
RATIO OF NET INVESTMENT
	INCOME (LOSS) TO
	AVERAGE NET ASSETS
	Before fee waiver and
	expense reimbursement	-1.30%	-1.24%	-1.55%	-1.62%	-1.74%
	After fee waiver and
	expense reimbursement	-0.13%	0.02%	-0.17%	-0.23%	-0.20%
	Portfolio turnover rate	93%	79%	38%	56%	51%

[1]	Net investment income (loss) per share is calculated using the ending balances prior to consideration or adjustment for
	permanent book to tax differences.
[2]	Amount is less than $.005 per share.

The accompanying notes are an integral part of these financial statements.

BARRETT

GROWTH FUND

Notes to the Financial Statements
For the Year Ended June 30, 2008

1. ORGANIZATION
The Barrett Growth Fund (the “Fund”) is a diversified series of The Barrett Funds (the “Trust”), a statutory trust organized on September 29, 1998 in the state of Delaware that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The Barrett Growth Fund is currently the only series of the Trust. The Fund commenced operations on December 29, 1998. Barrett Associates, Inc., serves as the investment adviser (the “Adviser”) for the Fund and is responsible for managing the Fund’s portfolio of securities.

2. SIGNIFICANT	a) Investment Valuation
ACCOUNTING POLICIES
All equity securities that are traded on a national securities exchange, except those listed on the Nasdaq National Market® and Small CapSM exchanges (“Nasdaq”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, if that is earlier. Corporate bonds, U.S. Government securities and other debt securities are valued using the mean between the closing bid and asked prices provided by a pricing service at the close of the NYSE. The value of these securities used in computing the NAV is determined as of such time. Short-term debt securities, having a maturity of less than 60 days, are valued at amortized cost, which approximates market value.

The current value of any option held by the Fund is its last reported sale price on the exchange on which the security underlying the option is principally traded.  Lacking any sales that day, options are valued at the mean between the bid and asked quotations at the close of the exchange.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent the fair value in the judgment of the Adviser or designee, are valued at fair value under the procedures approved by the Fund’s Board of Trustees.  The fair value of such securities is determined in good faith by taking into account relevant factors and surrounding circumstances, which can include, but are not limited to: (i) fundamental analytical data relating to the investment in the security; (ii) nature and duration of any restriction on the disposition of the security; (iii) evaluation of the forces that influence the market in which the security is purchased and sold; (iv) type of security or asset; (v) financial statements of issuer; (vi) cost at date of purchase; (vii) size of holding; (viii) discount from market value of unrestricted securities of the same class at the time of purchase; (ix) special reports prepared by analysts; (x) information as to any transactions or offers with respect to the security; (xi) existence of merger proposals or tender offers affecting the security; (xii) price and extent of public trading in similar securities of the issuer or comparable companies and other relevant matters; (xiii) most recent closing market prices; (xiv) the value of other financial instruments, including derivative securities, traded on other markets or among dealers; (xv) trading volumes on markets, exchanges, or among dealers; (xvi) values of baskets of securities traded on other markets, exchanges, or among dealers; (xvii) changes in interest rates; (xviii) observations from financial institutions; (xix) government (domestic or foreign) actions or pronouncements; and (xx) other news events.

BARRETT

GROWTH FUND

b) Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision is required. Accounting principles generally accepted in the United States of America require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

Effective December 31, 2007, the Fund became subject to Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”. FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns. These positions must meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year.

FIN 48 requires the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. As of June 30, 2008, open Federal tax years include the tax years ended June 30, 2005 through 2008. The Fund has no examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken for the fiscal year ended June 30, 2008. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

BARRETT

GROWTH FUND

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains.  At June 30, 2008 the Fund had accumulated capital loss carryforwards for tax purposes of $206,670.  All of this amount expires June 30, 2012.  The Fund utilized $1,108,505 of prior year capital loss carryover in the current year.

As of June 30, 2008, the Fund deferred post-October losses of $1,046,158, which will be recognized in the fiscal year ending June 30, 2009.

c) New Pronouncements

In September, 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities.  The provisions are effective for fiscal years beginning after November 15, 2008.  SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.  Management is currently evaluating the implications of SFAS 161. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

d) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and use assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

e) Line of Credit

The Fund has a Loan Agreement with U.S. Bank N.A. Under the terms of the Loan Agreement, the Fund’s borrowings cannot exceed the lesser of $6,000,000 or 33 1/3% of the net assets of the Fund. The interest rate paid on the Loan equals the prime rate per annum, payable monthly. The Fund did not borrow on the line of credit during the year ended June 30, 2008.

f) Other

Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

BARRETT

GROWTH FUND

Discounts and premiums on securities purchased are amortized over the life of the respective security using the constant yield method.

3. AGREEMENTS
The Trust has entered into an Investment Management Agreement (the “Agreement”) with the Adviser, with whom certain officers of the Trust are affiliated, to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 1.00% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its advisory fees and/or assume as its own expense certain expenses otherwise payable by the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of extraordinary expenses, such as litigation and merger or reorganization costs) do not exceed 1.25% of its average daily net assets until October 31, 2008.

Accordingly, during the year ended June 30, 2008, the Adviser waived advisory fees and paid fund expenses in the amount of $243,526.  Any such waiver or expense payment is subject to later adjustment to allow the Adviser to recoup amounts waived or paid to the extent actual fees and expenses for a period are less than the expense limitation caps, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or paid. Waived/paid expenses subject to potential recovery by year of expiration are as follows:

Year of Expiration	Recoverable Amount
6/30/09	$259,501
6/30/10	$260,750
6/30/11	$243,526

4. DISTRIBUTION PLAN
The Trust, on behalf of the Fund, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides that the Fund may reimburse the Fund’s distributor or others at an annual rate of up to 0.25% of the average daily net assets attributable to its shares. Payments under the 12b-1 Plan shall be used to reimburse the Fund’s distributor or others for services provided and expenses incurred in connection with the sale of shares and are tied to the amounts of actual expenses incurred.

5. INVESTMENT TRANSACTIONS	The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the year ended June 30, 2008 were as follows:

Purchases	Sales
$18,999,987	$18,858,007

BARRETT

GROWTH FUND

6. SHARES OF		Year Ended	Year Ended
BENEFICIAL		June 30, 2008	June 30, 2007
INTEREST	Shares sold	94,557	189,056
	Shares issued from
	reinvestment of dividends	372	—
	Shares redeemed	(120,151)	(313,859)
	Net decrease in shares	(25,222)	(25,222)
	Shares outstanding:
	Beginning of year	1,750,906	1,875,709
	End of year	1,725,684	1,750,906

7. DISTRIBUTIONS	The tax character of distributions paid during the years ended June 30, 2008 and
TO	2007 was as follows:
SHAREHOLDERS		2008	2007
	Ordinary income	$4,685	$—
	Long-term capital gains	—	—
	Total	$4,685	$—

At June 30, 2008, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

Cost basis of investments for
federal income tax purposes	$16,200,344

Gross tax unrealized appreciation	3,874,495
Gross tax unrealized depreciation	(1,062,789)
Net tax unrealized appreciation	2,811,706
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated losses	(1,252,828)
Total accumulated earnings	$1,558,878

The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sales and tax-free transfer of securities. On the Statement of Assets and Liabilities, Accumulated undistributed net investment income, Accumulated undistributed net realized loss on investments and paid-in capital were adjusted by $26,287, $1, and $(26,286), respectively for permanent tax adjustments.  The permanent differences relate to the Fund’s holdings.

BARRETT

GROWTH FUND

Report of	The Shareholders and Board of Trustees
Independent	The Barrett Funds
Registered
Public Accounting Firm
We have audited the accompanying statement of assets and liabilities of the Barrett Growth Fund (the “Fund”), a series of shares of The Barrett Funds, including the schedule of investments as of June 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of June 30, 2008 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Barrett Growth Fund as of June 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 25, 2008

BARRETT

GROWTH FUND

# of
Portfolios
				in Fund	Other
	Position(s)	Term of Office		Complex	Directorships
	Held with	and Length of	Principal Occupation	Overseen	Held by
Name, Age and Address	the Trust	Time Served	During Past Five Years	by Trustee	Trustee
Gerard E. Jones (71)	Trustee	Indefinite Term	Independent Trustee of the	1	Tractor
c/o Barrett Associates, Inc.	and	9 Years Served	Trust since August 2003		Supply
90 Park Avenue	Chairman	Two-Year Term	(Trustee Emeritus 2000-2003;		Company,
New York, NY 10016	of the	as Chairman	Independent Trustee 1998-2000);		The Nature
	Board	2 Years Served	Managing Partner, Gerard E.		Conservancy
			Jones, P.C. and Advisor,		of Vermont,
			Corporate Governance Advisors		Calvin
			(legal services) from April 2003		Coolidge
			through 2005; Of Counsel,		Foundation,
			Shipman & Goodwin, LLP from		Vermont
			2001 to 2003; Partner, Bingham		Law School
McCutchen, LLP (formerly
known as Richards & O’Neil,
LLP) (law firm) from 1972
through 2001.

Ronald E. Kfoury (50)	Trustee	Indefinite Term	Independent Trustee of the	1	None
c/o Barrett Associates, Inc.		9 Years Served	Trust since its inception in 1998;
90 Park Avenue			Managing Director, Arpent
New York, NY 10016			(software and professional
services company) since October
2006; Chief Executive Officer of
Clockware, Inc. (software
company) from November 2000
through October 2006; Managing
Director, Analect, Limited
(management consulting)
from 1992 through 2000.

BARRETT

GROWTH FUND

# of
Portfolios
					in Fund	Other
		Position(s)	Term of Office		Complex	Directorships
		Held with	and Length of	Principal Occupation	Overseen	Held by
Name, Age and Address		the Trust	Time Served	During Past Five Years	by Trustee	Trustee
INDEPENDENT TRUSTEES (Continued)
Edward M. Mazze, PhD. (67)		Trustee	Indefinite Term	Independent Trustee of the Trust	1	Washington
c/o Barrett Associates, Inc.			7 Years Served	since January 2001; Distinguished		Trust
90 Park Avenue				University Professor of Business		Bancorp,
New York, NY	10016			Administration, University of		Inc.;
				Rhode Island since 2006; Dean,		Technitrol,
				College of Business Administration		Inc.
				of the University of Rhode Island		(electronics
				(1998-2006); Director, Technitrol Inc.		manu-
				since 1985; Director, Washington		facturer)
Trust Bancorp. Inc. since 2000;
Honorary Board Member,
Delaware Valley College of
Science and Agriculture since
1997; Dean of the Belk College
of Business Administration of
The University of North Carolina
at Charlotte from 1993 to 1998.

Rosalind A. Kochman (71)		Trustee	Indefinite Term	Independent Trustee of the Trust	1	Director and
c/o Barrett Associates, Inc.			Less Than	since May 2008. Health care		Chairman of
90 Park Avenue			1 Year Served	consultant and retired attorney;		the Board of
New York, NY	10016			prior to 2002, Chief Executive		Barrett
				Officer, Brooklyn Eye Surgery		Opportunity
				Center, and Administrator,		Fund, Inc.
Kochman, Lebowitz & Mogil, MDs
(ophthalmic physicians).
INTERESTED TRUSTEE
Peter H. Shriver (56)		Trustee	Indefinite Term	President of Barrett Associates,	1	None
c/o Barrett Associates, Inc.		and	Trustee – Less	Inc. since April 2004; previously
90 Park Avenue		President	than 1 year	Executive Vice President and
New York, NY	10016		served;	Managing Director of Barrett
			President -	Associates, Inc. since 1989.
9 Years Served

BARRETT

GROWTH FUND

	Position(s)	Term of Office
	Held with	and Length of	Principal Occupation
Name, Age and Address	the Trust	Time Served	During Past Five Years
OFFICERS
Paula J. Elliott (58)	Secretary	Indefinite Term	Vice President of Barrett Associates, Inc. since 1995
c/o Barrett Associates, Inc.	and	9 Years Served	and Assistant Treasurer for Barrett Associates, Inc.
90 Park Avenue	Treasurer		since July 2004. AML Compliance Officer from
New York, NY 10016			February 2003 to September 2004 and Compliance
Officer from January 2004 to September 2004 for the
Barrett Growth Fund.

Robert J. Milnamow (57)	Vice	Indefinite Term	Managing Director and Director of Research of
c/o Barrett Associates, Inc.	President	4 Years Served	Barrett Associates, Inc. since November 2003;
90 Park Avenue			previously Managing Member at Thayer Pond LLC
New York, NY 10016			since 2001 and Senior Portfolio Manager at
Rockefeller & Co. from 1998-2001.

Todd F. Kuehl (39)	Chief	Indefinite Term	Vice President, Legg Mason Office of the Chief
c/o Barrett Associates, Inc.	Compliance	2 Years Served	Compliance Officer (since February 2006); Branch
90 Park Avenue	Officer		Chief, Office of Investment Company Regulation,
New York, NY 10016			Division of Investment Management, Securities and
Exchange Commission (2002-2006); Vice President,
Deutsche Asset Management (1998-2002).

John Chiota (39)	Chief Anti-	Indefinite Term	Vice President of Legg Mason & Co. (since 2005);
c/o Barrett Associates, Inc.	Money	1 Year Served	Vice President at CAM (since 2004); Anti-Money
90 Park Avenue	Laundering		Laundering Coordinator for Legg Mason & Co.
New York, NY 10016	Compliance		(since 2006); Chief Anti-Money Laundering
	Officer		Compliance Officer of certain mutual funds
associated with Legg Mason & Co. (since 2006); Prior
to August 2004, Chief Anti-Money Laundering
Compliance Officer of TD Waterhouse.

BARRETT

GROWTH FUND

2. SPECIAL MEETING OF SHAREHOLDERS, MAY 22, 2008

A Special Meeting of Shareholders of the Barrett Growth Fund (the “Fund”), the sole series of the Barrett Funds (the “Trust”), was held on May 22, 2008 at the offices of Barrett Associates, Inc. (the “Adviser”).  As of March 3, 2008, the record date, there were 1,707,764.967 shares outstanding.  Of these shares, 812,152.020, or 47.556%, were represented at the Meeting in person or by proxy.  The purpose of the meeting was to act on the following proposal.

1)
To elect a Board of Trustees of the Trust, which is proposed to consist of the following individuals:  Gerard E. Jones, Ronald E. Kfoury, Rosalind A. Kochman, Edward M. Mazze, PhD. and Peter H. Shriver.

The tabulation of shareholder votes rendered the following results.

	For	Against	Abstain
Proposal 1.
Mr. Gerard E. Jones	812,152.020	0	0
Mr. Ronald E. Kfoury	812,152.020	0	0
Ms. Rosalind A. Kochman	812,152.020	0	0
Dr. Edward M. Mazze, PhD.	812,152.020	0	0
Mr. Peter H. Shriver	812,152.020	0	0

3. AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Barrett Growth Fund’s proxy voting policies and procedures is available without charge, upon request, by calling toll-free at 1-877-363-6333. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov. The actual voting records relating to portfolio securities during the most recent twelve-month period ended June 30 are available without charge, upon request, by calling toll-free at 1-877-363-6333 or by accessing the SEC’s website at http://www.sec.gov.

4. PORTFOLIO HOLDINGS

The Barrett Growth Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The complete schedules of the Fund’s holdings for the second and fourth quarters of each year are contained in the Fund’s semi-annual and annual shareholder reports, respectively, which are filed with the SEC on Form N-CSR. The Fund’s Forms N-Q and Forms N-CSR are available on the EDGAR database on the SEC’s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A list of the Fund’s top ten holdings can be accessed through the Adviser’s website at www.barrettassociates.com.

NOTICE TO SHAREHOLDERS AT JUNE 30, 2008 (UNAUDITED)

For the year ended June 30, 2008, the Fund designated 100% of dividends declared from net investment income as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The Fund designated 100% of dividends declared during the fiscal year ended June 30, 2008 as dividends qualifying for the dividends received deduction available to corporate shareholders.

BARRETT GROWTH FUND
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INVESTMENT ADVISER
Barrett Associates, Inc.
90 Park Avenue
New York, NY 10016

DISTRIBUTOR
Legg Mason Investor Services, LLC
100 Light Street
Baltimore, MD 21202

ADMINISTRATOR, FUND ACCOUNTANT
& TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 RiverCenter Drive, Suite 302
Milwaukee, WI 53212

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Item 2. Code of Ethics.

The Barrett Funds (the “Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.  The Registrant has amended its code of ethics during the period covered by this report, a copy of which is attached as an exhibit.   The amendments to the code of ethics were, however, non-substantive that were made to reflect the current operating platform of the Fund.  The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its Audit Committee. The Registrant is relatively small in size and has approximately $19 million in assets, which reduces the complexity of the financial operations and conditions of the Registrant. In addition, the Registrant’s small size makes it more prohibitive to incur the added expenses of identifying and electing an additional Director who would, without question, fully meet the qualifications of an audit committee financial expert and would be willing to serve, as the current Directors do, with limited compensation.  At this time, the Registrant believes that the experience provided by each member of the Audit Committee together offers the Registrant adequate oversight for the Registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 06/30/2008	FYE 06/30/2007
Audit Fees	$13,800	$13,000
Audit-Related Fees	$0	$0
Tax Fees	$2,300	$2,000
All Other Fees	$0	$0

The Fund was not required to approve any Fees pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the last two fiscal years.  Additionally, the Fund was not required to approve any fees pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The Registrant’s Audit Committee Charter contains the Audit Committee’s pre-approval policies and procedures.  Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures.

To carry out its purposes, the Committee shall have the following duties and powers:

·
to approve on an annual basis, prior to appointment, the engagement of independent auditors to audit and to provide their opinion on the Trust’s financial statements, to recommend to those trustees who are not “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act) the selection, retention or termination of the Trust’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the independent auditors.

•
to approve on an annual basis, prior to appointment, the engagement of the independent auditors to provide other audit services to the Trust or to provide permitted non-audit services to the Trust, the Advisor or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Trust, if the engagement relates directly to the operations and financial reporting of the Trust.

•	to review and approve the fees proposed to be charged to the Trust by the independent auditors for each audit and non-audit service.

•
to establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review and oversight.

•
to receive and consider reports from the Trust’s independent auditor regarding:  (i) all critical accounting policies and practices of the Trust to be used; (ii) all alternative accounting treatments for policies and practices related to material items that have been discussed with Trust management, including the potential ramifications of use of those treatments and disclosures and the treatment preferred by the auditor; (iii) any material written communications between the auditor and Trust management; and (iv) all non-audit services provided to any entity in the Trust’s investment company complex that were not pre-approved by the Committee or pursuant to pre-approval policies and procedures established by the Committee and associated fees.

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 06/30/2008	FYE 06/30/2007
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has not adopted any material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
Based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the “Report”), the Registrant’s principal/chief executive officer and principal/chief financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s principal/chief executive officer and principal/chief financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding the required disclosure.

(b)
There were no significant changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of ethics of the Registrant’s principal/chief executive officer and principal/chief financial officer are filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                The Barrett Funds

By (Signature and Title)*       /s/ Peter H. Shriver
                                                         Peter H. Shriver, President

Date            9/5/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/ Peter H. Shriver
                                                          Peter H. Shriver, President
Date        9/5/08

By (Signature and Title)*     /s/ Paula J. Elliott
                                                        Paula J. Elliott, Treasurer

Date      9/5/08

* Print the name and title of each signing officer under his or her signature.